MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated August 6, 2026

to each Statement of Additional Information dated April 30, 2026,

as supplemented (each, an “SAI”)

For all existing and prospective shareholders of Matthews Asia Funds:

The following disclosure replaces in its entirety the first paragraph under the following heading and sub-heading, which appear on page 39 of the mutual fund SAI and page 37 of the exchange-traded fund SAI:

Investment Advisor, Underwriter and Other Service Providers

Investment Advisor

Currently the Trust employs only one investment advisor, Matthews International Capital Management, LLC. G. Paul Matthews and Mark W. Headley, together with various family trusts and related holdings under their respective control, each has an ownership interest of over 25% in Matthews, and each is a member of the Board of Directors of Matthews. Accordingly, each of Messrs. Matthews and Headley is regarded as controlling Matthews. Other investors hold interests of various amounts in Matthews, none of whom owns a 10% or greater interest in Matthews.

Please retain this Supplement for future reference.

ST122